UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): May 31, 2018

Ocean Power Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33417	22-2535818
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

28 Engelhard Drive	08831
Monroe Township, New Jersey	(Zip Code)
(Address of principal executive offices)

(609) 730-0400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01.	Regulation FD Disclosure.

On June 4th through 6th, 2018, Ocean Power Technologies, Inc. (the “Company”) participated in the 8th Annual LD Micro Invitational Conference at the Luxe Sunset Boulevard Hotel in Los Angeles, California. A copy of the investor presentation is furnished as Exhibit 99.2 to this report and is also available on the Company’s website at www.oceanpowertechnologies.com.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached Exhibit 99.1 shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 8.01.	Other Events.

On May 31, 2018, Ocean Power Technologies, Inc. issued a press release announcing participation in the 8th Annual LD Micro Invitational Conference at the Luxe Sunset Boulevard Hotel in Los Angeles being held June 4th through 6th. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

*99.1	Press release dated May 31, 2018 announcing Ocean Power Technologies, Inc. participation in the 8th Annual LD Micro Invitational Conference at the Luxe Sunset Boulevard Hotel in Los Angeles being held June 4th through 6th.

**99.2	Investor Presentation

*Filed herewith.

** Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2018

OCEAN POWER TECHNOLOGIES, INC.

/s/ George H. Kirby III
George H. Kirby III
President and Chief Executive Officer

Exhibits Index

Exhibit Number	Description

*99.1	Press release dated May 31, 2018 announcing Ocean Power Technologies, Inc. participation in the 8th Annual LD Micro Invitational Conference at the Luxe Sunset Boulevard Hotel in Los Angeles being held June 4th through 6th.

**99.2	Investor Presentation

*Filed herewith.

** Furnished herewith.